SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement.

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12.

MERIDIAN FUND, INC.®
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

MERIDIAN FUND, INC.®

60 E. Sir Francis Drake Blvd.

Wood Island, Suite 306

Larkspur, CA 94939

Meridian Equity Income Fund®

Meridian Growth Fund®

Meridian Value Fund®

(each, a “Fund” and collectively, the “Funds”)

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 28, 2013

July 3, 2013

Dear Shareholder:

On behalf of the Board of Directors of Meridian Fund, Inc. (the “Corporation”), we are pleased to invite you to a joint special meeting of shareholders of each Fund (including any postponements or adjournments thereof, the “Meeting”) to be held at 3:00 p.m. Pacific Time on August 28, 2013, in the auditorium located at 80 E. Sir Francis Drake Blvd., Wood Island, Larkspur, CA 94939.

As discussed in more detail in the enclosed Joint Proxy Statement, shareholders of each Fund will be asked to approve the following proposals (each, a “Proposal” and collectively, the “Proposals”), which the Board of Directors (the “Board”) of the Corporation recommends that the shareholders approve:

Proposals

1.	Approval of a new investment management agreement between Arrowpoint Asset Management, LLC (“Arrowpoint”) and the Corporation, on behalf of each of the Funds.

2.	Amendment of each Fund’s fundamental investment restrictions with respect to issuer diversification requirements.

3.	Amendment of each Fund’s fundamental investment restriction with respect to entering into repurchase agreements and making loans.

4.	Amendment of each Fund’s fundamental investment restriction with respect to short sales of securities.

5.	Elimination of each Fund’s fundamental investment restriction with respect to purchasing and writing put and call options.

The above Proposals are more fully described in the Joint Proxy Statement accompanying this Notice. To attend the Meeting in person, you will need proof of ownership of the shares of the relevant Fund, such as your proxy card (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a proxy card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund. Shareholders may also be asked to consider and take action regarding such other matters as may properly come before the Meeting.

Shareholders of each Fund will vote separately on each Proposal. The effectiveness of Proposal 1 for a Fund is contingent on the approval of the same Proposal by each other Fund (unless the contingency is waived by Arrowpoint, Aster Investment Management Co., Inc. and the Board), but is not contingent on the approval of any other Proposal by the Fund or other Funds. If Proposal 1 is not approved with respect to one or more Funds, the Current Management Agreement (as defined in the Joint Proxy Statement) would initially continue for all Funds. In that event, the Board would then consider various alternatives with respect to the management of the Funds, as more fully discussed in the Joint Proxy Statement. If any of Proposals 2 through 5 are approved by shareholders of one Fund and the same Proposal is not approved by shareholders of another Fund, it is expected that the Proposal will be implemented for the Fund that approved the Proposal and will not be implemented for any Fund that did not approve the Proposal. However, in this circumstance, the Board may determine not to implement one of these Proposals with respect to any Fund unless that Proposal has been approved by shareholders of all Funds. The close of business on June 18, 2013 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT YOU VOTE FOR THE PROPOSALS.

Your vote is important, regardless of the number of shares that you own. You can authorize proxies to cast your votes at the Meeting easily and quickly by mail, by telephone, or via the Internet or you may vote in person at the Meeting. A self-addressed, postage-paid envelope has been enclosed for your convenience. Please help avoid the expense of a follow-up mailing by submitting your proxy today.

We appreciate your participation and prompt response regarding these matters and thank you for your continued support.

If you have any questions or need additional information, please contact AST Fund Solutions, LLC at 1-877-864-5052.

Sincerely,

/s/ Gregg B. Keeling

Gregg B. Keeling

Secretary

Meridian Fund, Inc.

MERIDIAN FUND, INC.®

60 E. Sir Francis Drake Blvd.

Wood Island, Suite 306

Larkspur, CA 94939

Meridian Equity Income Fund®

Meridian Growth Fund®

Meridian Value Fund®

(each, a “Fund” and collectively, the “Funds”)

Important Information to Help You Understand and Vote on the Proposals

The following questions and answers provide an overview of the matters on which you are being asked to vote. The accompanying Joint Proxy Statement contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

Q.	Why are you sending me this information?

A.	On August 28, 2013, a joint special meeting of shareholders of each of the Funds (including any postponements or adjournments thereof, the “Meeting”) will be held at 3:00 p.m. Pacific Time in the auditorium located at 80 E. Sir Francis Drake Blvd., Wood Island, Larkspur, CA 94939. You are receiving the Joint Proxy Statement and one or more proxy cards (the “Proxy Card(s)”) because you own shares of one or more of the Funds and have the right to vote on these important proposals concerning your investment.

Q.	What are the Proposals?

A.	Shareholders are being asked to vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”):

1.	Approval of a new investment management agreement (“Proposed Management Agreement”) between Arrowpoint Asset Management, LLC (“Arrowpoint”) and Meridian Fund, Inc. (the “Corporation”), on behalf of each of the Funds.

2.	Amendment of each Fund’s fundamental investment restrictions with respect to issuer diversification requirements.

3.	Amendment of each Fund’s fundamental investment restriction with respect to entering into repurchase agreements and making loans.

4.	Amendment of each Fund’s fundamental investment restriction with respect to short sales of securities.

5.	Elimination of each Fund’s fundamental investment restriction with respect to purchasing and writing put and call options.

Proposals 2-5 above have various potential investment implications for the Funds, which are described in detail in the accompanying Joint Proxy Statement.

(i)

Q.	Why am I being asked to approve a new investment management agreement?

A.	The Funds’ investment adviser, Aster Investment Management Co., Inc. (the “Current Adviser”), has entered into an agreement (the “Asset Purchase Agreement”) to sell substantially all of its assets, including its rights with respect to the Current Management Agreement (as defined below), and transfer certain liabilities to Arrowpoint AIM LLC, a wholly-owned subsidiary of Arrowpoint (the “Transaction”). Upon the closing of the Transaction (the “Closing”), the current investment management agreement between the Current Adviser and the Corporation, on behalf of each of the Funds (the “Current Management Agreement”), will automatically terminate. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), in order for the Funds to enter into the Proposed Management Agreement, approval of the Proposed Management Agreement by both the Board of Directors (the “Board”) of the Corporation and the Funds’ shareholders is required. The Asset Purchase Agreement is contingent upon the approval of the Proposed Management Agreement by both the Board and the Funds’ shareholders, which means that the Closing will not occur unless shareholders of each Fund approve the Proposed Management Agreement (unless the contingency requiring approval of the Proposed Management Agreement by each Fund’s shareholders is waived by Arrowpoint, the Current Adviser and the Board). On June 11, 2013, the Board, including the Directors who have no direct or indirect interest in the Proposed Management Agreement and are not “interested persons” of the Corporation, as defined in the 1940 Act, unanimously approved the Proposed Management Agreement. The Board unanimously recommends that Fund shareholders approve the Proposed Management Agreement.

Upon the Closing, it is expected that Brian Schaub and Chad Meade, portfolio managers at Arrowpoint, will become the lead portfolio managers for the Meridian Growth Fund. Messrs. Schaub and Meade each bring over 14 years of investment experience, most recently as portfolio managers for Janus Capital Group where they collectively managed over $8 billion, including the Janus Triton and Janus Venture Funds. It is anticipated that the existing portfolio management team from the Current Adviser, led by portfolio manager James England, will continue to manage the Meridian Value Fund and the Meridian Equity Income Fund following the Closing. Arrowpoint principals David Corkins, Karen Reidy and Minyoung Sohn will support all of the Meridian Funds and investment teams.

Q.	How does the Proposed Management Agreement differ from the Current Management Agreement?

A.

There are no material differences between the Proposed Management Agreement and the Current Management Agreement. In this regard, the Proposed Management Agreement and the Current Management Agreement contain the same terms, conditions, and fee rates, including applicable breakpoints, and provide for the same management services. The Funds will continue to be managed in accordance with the terms of each Fund’s then current prospectus and

(ii)

statement of additional information (subject to incorporation of Proposals 2 through 5, if approved) and Arrowpoint intends to manage the Funds in a substantially similar manner as the Current Adviser presently does. If approved, the Proposed Management Agreement will take effect upon Closing.

Q.	Will the fee rate(s) payable by my Fund increase under the Proposed Management Agreement?

A.	No. As indicated above, the fee rate(s) payable under your Fund’s Proposed Management Agreement will not increase from the Current Management Agreement.

Q.	Why am I being asked to approve changes to my Fund’s fundamental investment restrictions?

A.	The 1940 Act requires registered investment companies to adopt fundamental investment restrictions governing certain of their investment practices. Under the 1940 Act, such fundamental investment restrictions may only be changed with both board and shareholder approval. Upon review of the Funds’ current fundamental investment restrictions, the Board has unanimously approved and recommends that shareholders approve Proposals 2 through 5 to amend, eliminate or make non-fundamental several of the Funds’ current fundamental investment restrictions in order to update and provide more flexibility concerning these restrictions. With respect to each of Proposals 2 through 5, the Board considered the potential impact of the proposed changes to or elimination of each Fund’s current fundamental investment restrictions, including any anticipated material effects on the management of the Fund, and weighed the potential benefits to shareholders of providing the Funds’ investment adviser with additional flexibility and increased investment opportunities in seeking to achieve each Fund’s investment objective. The Board also considered that Proposals 2 through 5 would amend the Funds’ fundamental investment restrictions to permit broader investment practices as permitted under the 1940 Act and, with respect to Proposal 3, account for future changes in applicable law and regulatory guidance. The Board also considered the potential risks associated with these changes, which are described in the accompanying Joint Proxy Statement. In addition, the Board considered that it would have an opportunity to review and approve any future determination to implement any of the investment opportunities and techniques permitted by the proposed changes, except those that will be immediately operative. More detailed explanations, including associated risks, concerning each Proposal are included in the Joint Proxy Statement.

Q.	Will any other matters come before the Meeting?

A.

Shareholders may also be asked to consider and take action regarding such other matters as may properly come before the Meeting. The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to

(iii)

vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Corporation and each Fund, as applicable.

Q.	How does the Board recommend that I vote?

A.	The Board unanimously recommends that you vote FOR Proposals 1 through 5.

Q.	How will proxies be solicited?

A.	The Corporation will solicit proxies by mail. In addition, the Corporation will retain AST Fund Solutions, LLC (“AST”), a professional proxy solicitor. Proxies may be solicited in person, by mail or telephone or via the Internet by employees or officers of the Corporation, the Current Adviser, AST, or BNY Mellon Investment Servicing (US) Inc., the Funds’ transfer agent.

Q.	Will my Fund pay for this proxy solicitation?

A.	No. The Current Adviser and Arrowpoint will bear all costs associated with the Meeting and the proxy solicitation. Officers and employees of the Corporation, the Current Adviser and the Funds’ transfer agent will not be specifically paid for soliciting proxies.

Q.	Do I need to attend the Meeting in order to vote?

A.	No. You may utilize any of the following options today to cast your vote:

1.	By Internet: You may cast your vote on-line by logging on to the website printed on the enclosed Proxy Card and following the instructions provided on the website.

2.	By Telephone: You may cast your vote by telephone by calling the number printed on the enclosed Proxy Card and following the instructions provided.

3.	By Mail: If you prefer to vote by mail, please complete the enclosed Proxy Card(s) and return it in the enclosed postage-paid envelope.

Note: If you vote by Internet or telephone, please do not mail your card.

In Person: If you decide to vote in person, you must attend the Meeting at the time and place described in the accompanying Joint Proxy Statement. To attend the Meeting in person, you will need proof of ownership of the shares of a relevant Fund, such as your Proxy Card(s) (or a copy thereof) or, if your shares are held of record by a financial intermediary, such as a broker, or nominee, a Proxy Card from the record holder or other proof of beneficial ownership, such as a brokerage statement showing your holdings of the shares of the relevant Fund.

Q.	May I revoke my proxy after it has been submitted?

A.	Yes. If you submit a proxy card in respect of a Fund, you may revoke that proxy or change it by written notice to the Corporation, by submitting a subsequently

(iv)

executed and dated proxy card, by authorizing your proxy by telephone or Internet at a later date, or by attending the Meeting and casting your vote in person, or as otherwise permitted. Attending the Meeting in person will not automatically revoke your prior proxy; you would need to take specific action to revoke your proxy at, or in advance of, the Meeting.

Q.	Why might I receive more than one Proxy Card?

A.	If you own shares of more than one Fund or own shares of a Fund in more than one account, you will receive a separate Proxy Card for each such Fund or account.

Q.	Whom should I call for additional information about the Joint Proxy Statement?

A.	If you need any assistance, or have any questions regarding the Proposals or how to vote your shares, please call your Fund’s proxy solicitor, AST at 1-877-864-5052.

Q.	Will my vote make a difference?

A.	Yes. Your vote is needed to ensure that the Proposals are approved. Your immediate response will prevent the inconvenience of further solicitations for a shareholder vote. We encourage you to participate in the governance of the Funds.

(v)

MERIDIAN FUND, INC.®

60 E. Sir Francis Drake Blvd.

Wood Island, Suite 306

Larkspur, CA 94939

Meridian Equity Income Fund®

Meridian Growth Fund®

Meridian Value Fund®

(each, a “Fund” and collectively, the “Funds”)

JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished to you in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Meridian Fund, Inc. (the “Corporation”) relating to a joint special meeting of shareholders of each Fund (including any postponements or adjournments thereof, the “Meeting”) to be held at 3:00 p.m. Pacific Time on August 28, 2013, in the auditorium located at 80 E. Sir Francis Drake Blvd., Wood Island, Larkspur, CA 94939. It is expected that this Joint Proxy Statement will be mailed to shareholders beginning on or about July 5, 2013. Shareholders of the Funds are referred to as “shareholders” in this Joint Proxy Statement. The purpose of the Meeting is to ask shareholders to vote on the following proposals:

Proposals

1.	Approval of a new investment management agreement (“Proposed Management Agreement”) between Arrowpoint Asset Management, LLC (“Arrowpoint”) and the Corporation, on behalf of each of the Funds.

2.	Amendment of each Fund’s fundamental investment restrictions with respect to issuer diversification requirements.

3.	Amendment of each Fund’s fundamental investment restriction with respect to entering into repurchase agreements and making loans.

4.	Amendment of each Fund’s fundamental investment restriction with respect to short sales of securities.

5.	Elimination of each Fund’s fundamental investment restriction with respect to purchasing and writing put and call options.

Additional information about the Funds is available in their prospectus, statement of additional information and semi-annual and annual reports to shareholders. The Funds’ most recent semi-annual and annual reports previously have been mailed to shareholders. Additional copies of any of these documents are available without charge upon request by writing to Meridian Fund, Inc.,

P.O. Box 9792, Providence, RI 02940, by calling the Corporation at (800) 446-6662 or by visiting the Corporation’s website at www.meridianfund.com. All of these documents also are filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at www.sec.gov.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on August 28, 2013. This Joint Proxy Statement is available on the Internet at the website listed below and on your proxy card(s). On this website, you also will be able to access the Notice of a Joint Special Meeting of Shareholders, the form of proxy card and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders. This Joint Proxy Statement is available at http:// www.proxyonline.com/docs/meridianfundinc.pdf.

PROPOSAL 1 — APPROVAL OF PROPOSED MANAGEMENT AGREEMENT

Overview

The Board, including a majority of the Directors who have no direct or indirect interest in the Proposed Management Agreement and are not “interested persons” of the Corporation, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), has approved, and is recommending that shareholders of each Fund approve, the Proposed Management Agreement. If approved by Fund shareholders, the Proposed Management Agreement will replace the current investment management agreement between Aster Investment Management Co., Inc. (the “Current Adviser”) and the Corporation, on behalf of each of the Funds, dated July 13, 2012 (the “Current Management Agreement”).

The Current Adviser has entered into an agreement (the “Asset Purchase Agreement”) to sell substantially all of its assets, including its rights with respect to the Current Management Agreement, and transfer certain liabilities to Arrowpoint AIM LLC, a wholly-owned subsidiary of Arrowpoint (the “Transaction”). The closing of the Transaction (the “Closing”) is subject to certain conditions, including, among others, approval of the Proposed Management Agreement by the Board and shareholders of each Fund. There are no material differences between the Proposed Management Agreement and the Current Management Agreement. In this regard, the Proposed Management Agreement and the Current Management Agreement contain the same terms, conditions, and fee rates, including applicable breakpoints, and provide for the same management services. The Funds will continue to be managed in accordance with the terms of each Fund’s then current prospectus and statement of additional information (subject to incorporation of Proposals 2 through 5, if approved) and Arrowpoint intends to manage the Funds in a substantially similar manner as the Current Adviser presently does. If approved, the Proposed Management Agreement will take effect upon the Closing.

It is anticipated that the existing portfolio management team from the Current Adviser, led by portfolio manager James England, who has been with the Current Adviser since 2001, will continue to manage the Meridian Value Fund and the Meridian Equity Income Fund following the Closing. Arrowpoint portfolio managers Brian Schaub and Chad Meade are expected to assume lead portfolio management responsibility for the Meridian Growth Fund following the Closing. Messrs. Schaub and Meade each bring over 14 years of investment experience, most recently as portfolio managers for Janus Capital Group where they collectively managed over $8 billion, including the Janus Triton and Janus Venture Funds, in addition to institutional separate accounts in the small and small/mid cap growth disciplines. Arrowpoint principals David Corkins, Karen Reidy and Minyoung Sohn will support all of the Meridian Funds and investment teams.

The Proposed Management Agreement

Upon the Closing, the Current Management Agreement will automatically terminate. Pursuant to the 1940 Act, in order for a Fund to enter into the Proposed

Management Agreement, approval of the Proposed Management Agreement by both the Board and the Fund’s shareholders is required. The Asset Purchase Agreement also is contingent upon the approval of the Proposed Management Agreement by both the Board and the Funds’ shareholders, which means the Closing will not occur unless each Fund’s shareholders approve the Proposed Management Agreement (unless the contingency requiring approval of the Proposed Management Agreement by each Fund’s shareholders is waived by Arrowpoint, the Current Adviser and the Board). As described below, on June 11, 2013, the Board, including the Independent Directors, unanimously approved the Proposed Management Agreement.

Background Concerning the Asset Purchase Agreement

On February 16, 2012, Richard F. Aster, Jr., the owner of approximately 96% of the Current Adviser, Chairman of the Board and lead portfolio manager of the Funds as of that date, unexpectedly passed away. In connection with his death, Mr. Aster’s ownership interest in the Current Adviser, among other assets, was transferred (the “Transfer”) to a trust (the “Trust”). First Republic Trust Company (“First Republic”), as a co-trustee of the Trust, has sole authority, without limitation, to make all decisions regarding the Trust’s ownership interest in the Current Adviser, as well as the administration, management and operations of the Current Adviser, on behalf of the Trust.

The Transfer constituted a change of control, under the 1940 Act, which required a new investment management agreement to be approved by the Board and Fund shareholders. In immediate response to Mr. Aster’s death, the Board approved interim investment management agreements with the Current Adviser for each Fund pursuant to Rule 15a-4 under the 1940 Act, before approving the Current Management Agreement, which was approved by Fund shareholders on June 19, 2012 (for the Meridian Equity Income Fund) and July 10, 2012 (for the Meridian Growth Fund and the Meridian Value Fund).

In accordance with its fiduciary duties under the Trust’s governing documents, First Republic has been considering its options with respect to its investment in the Current Adviser. In this regard, First Republic hired an independent financial adviser to assist it in identifying and evaluating potential options, including identifying a suitable buyer. After assessing potential buyers, First Republic and the other owners of the Current Adviser entered into the Asset Purchase Agreement.

Information Concerning Arrowpoint Asset Management, LLC

Arrowpoint was founded in 2007 and is 100% privately held by its principals David Corkins, Minyoung Sohn and Karen Reidy. Arrowpoint provides investment management services to high-net-worth individuals and associated trusts, estates, endowments, foundations (“separate accounts”) and privately offered limited partnerships and corporate vehicles (“private funds”). As of December 31, 2012, Arrowpoint managed $2.3 billion of assets on a discretionary basis.

Arrowpoint uses a fundamental research and opportunistic investment philosophy when investing. Arrowpoint separate accounts and private funds invest in a broad array of financial instruments including, but not limited to, fixed income, equity, distressed debt, options, defaulted instruments, mortgage-backed, asset-backed, collateralized debt obligations, futures, swaps, repurchase agreements, bank loans and initial public offerings. Arrowpoint has engaged in hedging, forward trading, short selling, and leverage in connection with its management of the separate accounts and private funds. Arrowpoint generally has a long-term investment horizon.

The following table provides the name and principal occupation with Arrowpoint of the members and principal executive officers of Arrowpoint. The address of each of the below is c/o Arrowpoint Asset Management, LLC, 100 Fillmore Street, Denver, Colorado 80206.

Members and Principal Executive Officers	Principal Occupation(s) with Arrowpoint
David J. Corkins	Chief Executive Officer, Managing Member
Richard A. Grove	Chief Operating Officer, Chief Compliance Officer
Karen L. Reidy	Member
Minyoung Sohn	Member

Certain Director Interests in Approval of the Proposed Management Agreement

Michael Stolper, a member of the Board, is an “interested person” of the Funds because he is a minority owner (approximately 4%) and the sole director and acting Chief Executive Officer of the Current Adviser. As a minority owner of the Current Adviser, Mr. Stolper will receive a pro rata portion of the payment under the Asset Purchase Agreement consistent with his ownership interest in the Current Adviser. Mr. Stolper is also a client of Arrowpoint. The Independent Directors considered Mr. Stolper’s interests in the Transaction as part of their deliberations with respect to the Proposed Management Agreement.

Description of the Current Management Agreement and the Proposed Management Agreement

As indicated above, there are no material differences between the Proposed Management Agreement and the Current Management Agreement. In this regard, the Proposed Management Agreement and the Current Management Agreement contain the same terms, conditions, and fee rates, including applicable breakpoints, and provide for the same management services. The form of the Proposed Management Agreement is provided in Appendix B. Shareholders are encouraged to refer to Appendix B.

Contractual Fee Rates Payable Under the Proposed Management Agreement. The fee rates payable (computed daily and paid monthly) by each Fund under the Current Management Agreement and the Proposed Management Agreement are:

Meridian Equity Income Fund:

1.00% of the first $10 million of the Fund’s average daily net assets,

0.90% of the next $20 million of the Fund’s average daily net assets,

0.80% of the next $20 million of the Fund’s average daily net assets;

and

0.70% of the Fund’s average daily net assets in excess of $50 million.

Meridian Growth Fund:	1.00% of the first $50 million of the Fund’s average daily net assets and 0.75% of the Fund’s average daily net assets in excess of $50 million.
Meridian Value Fund:	1.00% of the Fund’s average daily net assets.

Duties of the Investment Adviser. Pursuant to the Current Management Agreement, the Current Adviser provides investment advisory services to the Funds, including discretionary authority to manage the investment and reinvestment of the cash and securities in the accounts of each Fund and executing, or causing the execution of, the Funds’ purchase and sale orders. The Proposed Management Agreement calls for Arrowpoint to provide the same management services as those provided under the Current Management Agreement.

Term of Agreement. The Proposed Management Agreement will provide for a one-year initial term and will, if approved, be subject to annual review and renewal by the Board. The Proposed Management Agreement will take effect upon the Closing, subject to shareholder approval.

Affiliated Brokerage. The Funds did not utilize any affiliated brokerage arrangements during the Funds’ fiscal year ended June 30, 2012.

Board Consideration of Proposed Management Agreement for Each Fund

The Board (including all of the Independent Directors) unanimously approved the Proposed Management Agreement for each Fund at a meeting held on June 11, 2013. As detailed below, the Directors met on multiple occasions, telephonically and in-person, in advance of the June 11, 2013 meeting, held numerous other meetings and discussions with management of Arrowpoint and representatives from the Current Adviser, including on-site visits to Arrowpoint, and reviewed and considered a variety of information in connection with the approval of the Proposed Management Agreement.

Specifically, the Board, including the Independent Directors, reviewed and approved the Proposed Management Agreement for each Fund. Prior to approving the Proposed Management Agreement, the Directors were presented with, and requested, received and evaluated, extensive information and materials about Arrowpoint, the Transaction and related matters from Arrowpoint and the Current Adviser. In this connection, the Directors reviewed, among other information, Arrowpoint’s responses to a series of detailed requests submitted by the Independent Directors’ independent legal counsel (“Independent Counsel”). The Directors also consulted with Independent Counsel, who advised on the legal standards for consideration by the Directors, and otherwise assisted the Directors in their deliberations.

As noted above, prior to the meeting on June 11, 2013, the Directors held several meetings to discuss the potential Transaction, including a telephonic meeting of the Independent Directors held on April 5, 2013 and a meeting held in-person with representatives from Arrowpoint on May 14, 2013. In addition, at several meetings since Mr. Aster’s passing, the Directors met with representatives from the Current Adviser to discuss the status of the potential sale of the Current Adviser and its implications for the Funds.

The Board considered a variety of factors and reviewed a significant amount of information in connection with its consideration of the Transaction and the approval of the Proposed Management Agreement. The summary set forth below of the Board’s deliberations and considerations of various factors is not intended to be exhaustive but, rather, to highlight some of the key factors considered. The approval determinations were made on the basis of each Director’s business judgment after consideration of all of the information presented and reviewed by the Directors. In their deliberations, the Directors did not identify any single item that was paramount or controlling and individual Directors may have attributed different weights to various factors. The Directors also evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

The following summarizes a number of the key factors considered by the Directors in reaching their approvals and determinations with respect to the Proposed Management Agreement, which is followed by a more detailed discussion of the Directors’ consideration of these and other factors considered relevant by the Directors in their evaluation of the Proposed Management Agreement:

(i)	the terms and conditions of the Proposed Management Agreement compared to the terms and conditions of the Current Management Agreement, as described below (See also “Proposal 1 — Approval of Proposed Management Agreement — Description of the Current Management Agreement and the Proposed Management Agreement”);

(ii)

the fact that each Fund’s advisory fee rate(s) payable under the Proposed Management Agreement would remain the same as the fee rate(s) under the Current Management Agreement and that existing shareholders would continue to enjoy the current fee rates with respect to their investments in the Funds;

(iii)	that there is an expectation that the nature, quality and extent of services to be provided to the Funds under the Proposed Management Agreement will meet or exceed the level provided by the Current Adviser under the Current Management Agreement;

(iv)	the qualifications of the personnel of Arrowpoint expected to provide advisory and other services to each Fund, including representations by Arrowpoint with respect to its intention to assign Messrs. Schaub and Meade to manage the Meridian Growth Fund and to assign the Current Adviser’s existing portfolio management team, led by Mr. England, to manage the Meridian Value Fund and the Meridian Equity Income Fund and that other members of Arrowpoint’s senior management team, including its principals, have substantial experience in managing equity mutual funds;

(v)	the resources, reputation, financial strength, regulatory and compliance program of Arrowpoint, and the potential benefits to the Funds of the combination of Arrowpoint and the existing personnel and resources of the Current Adviser;

(vi)	that the Funds are expected to have access to enhanced distribution channels, with the potential for expanded sales of Fund shares and resulting increases in Fund assets;

(vii)	the potential for the realization of additional economies of scale over time and the potential of the Funds to share in, and benefit from, these economies, if any are realized;

(viii)	that Arrowpoint has committed to refrain from imposing or seeking to impose, for a period of not less than two years after the Closing, any “unfair burden” (within the meaning of Section 15(f) of the 1940 Act and as described below under “Proposal 1 — Approval of Proposed Management Agreement — Section 15(f)) on any Fund; and

(ix)	that Arrowpoint and the Current Adviser will bear the costs of obtaining the approval by shareholders of the Funds of the Proposed Management Agreement.

Nature, Extent and Quality of Services to be Provided

The Directors received and considered substantial information and data regarding the nature, extent and quality of services to be provided to the Funds by Arrowpoint under the Proposed Management Agreement. The most recent investment adviser registration form filed with the SEC (Form ADV) for Arrowpoint was made available to and reviewed by the Board and Independent Counsel, as well as extensive materials presented by and requested from Arrowpoint, the Current Adviser and Lipper, Inc., an independent provider of investment company data (“Lipper”). The Directors reviewed and analyzed these materials, which included, among other things, information about the background, experience and capabilities of senior management and other investment and administrative personnel of Arrowpoint. The Directors considered, among other factors, the capabilities and quality of Arrowpoint’s investment management, research and trade execution personnel and other resources that would be dedicated to performing services for the Funds. The Directors also considered Arrowpoint’s ability to provide administrative and operational services to the Funds. In addition, the Directors considered matters related to Arrowpoint’s compliance programs and its compliance history. The Directors also discussed the ability of Arrowpoint to administer and oversee outside service providers to the Funds and were satisfied with Arrowpoint’s capabilities for providing services and overseeing and reviewing services to be rendered by outside providers.

In evaluating the services to be provided under the Proposed Management Agreement, the Directors considered their discussions with representatives of Arrowpoint and the Current Adviser at the meetings referenced above regarding the management of each Fund. In this connection, the Directors considered representations by Arrowpoint that there would be no diminution in the nature and quality of services provided to the Funds and that Arrowpoint believed that the combined resources of Arrowpoint and the Current Adviser would result in enhanced services to the Funds. The Directors received and considered information describing how the Transaction is expected to impact the Current Adviser’s personnel that service the Funds, including actions proposed to be taken by Arrowpoint to minimize the likelihood of departures of key personnel.

With respect to portfolio management, the Directors reviewed information regarding Arrowpoint’s plans for designating portfolio management personnel to service the Funds after the Closing. The Directors considered Arrowpoint’s representation that the existing portfolio management team from the Current Adviser, led by Mr. England, will continue to manage the Meridian Value Fund and the Meridian Equity Income Fund following the Closing and that Messrs. Schaub and Meade would assume lead portfolio management responsibility for the Meridian Growth Fund following the Closing. The Directors considered information relating to the qualifications of Messrs. Schaub and Meade, including that each of these individuals brings over 14 years of investment experience, most recently as portfolio managers for Janus Capital Group where they collectively managed over $8 billion, including the Janus Triton and Janus Venture Funds, in addition to institutional separate accounts in the small and small/mid cap growth disciplines. The Directors considered information regarding Arrowpoint’s overall investment capabilities, experiences and resources, including that its senior management team, including its principals, had substantial prior experience at another firm managing several equity mutual funds with approximately $50 billion in assets. Similarly, the Directors evaluated the ability of Arrowpoint, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals. In this regard, the Directors considered information regarding the nature of the compensation structure applicable to portfolio managers and other key investment personnel, including as it relates to the alignment of the interests of portfolio management personnel with those of Fund shareholders.

The Directors reviewed and compared information from Arrowpoint regarding various contemplated service provider arrangements, including information regarding both immediate and potential future plans in respect of these arrangements. In this connection, the Directors considered information regarding a potential distribution arrangement with an affiliate of Arrowpoint intended to increase the distribution of the Funds, as well as the possibility that the Funds will add certain share classes in the future in support of Arrowpoint’s plans for enhanced distribution.

In addition, the Directors reviewed and compared materials and information regarding the compliance and operational capabilities of Arrowpoint and the Current Adviser as they relate to the Funds, including their respective compliance policies and procedures and reporting standards. The Directors considered representations from Arrowpoint regarding its intention to enhance trading, operational, and compliance systems for the Funds. The Directors noted that the Funds’ compliance policies and procedures will be reviewed and, as necessary, updated and enhanced to reflect the integrated operations of the Current Adviser and Arrowpoint.

The Directors reviewed information about the financial condition of Arrowpoint and were satisfied that Arrowpoint had adequate financial capabilities to perform the services required under the Proposed Management Agreement. The Directors also considered Arrowpoint’s representation that it is not the subject of any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the ability of Arrowpoint to provide services to the Funds.

Based on the foregoing and other information considered relevant, the Directors concluded that, on an overall basis, they were satisfied as to the expected nature, extent and quality of services to be provided to each Fund by Arrowpoint under the Proposed Management Agreement.

Investment Management Fee Rates and Other Expenses

The Directors reviewed and considered the proposed contractual investment advisory fee rates to be paid by each Fund to Arrowpoint for investment management services, which are the same as the fee rates currently paid by each Fund to the Current Adviser under the Current Management Agreement.

The Directors also reviewed and considered information regarding each Fund’s total expense ratio and its various components, including contractual management fees, actual management fees, actual non-management fees, custody fees and transfer agency fees. The Directors reviewed comparisons of these fees to fee information for a group of Funds that was determined by Lipper to be the most similar to a given Fund (the “Peer Group”) and to the performance of a broader universe of relevant funds as determined by Lipper (the “Universe”), which comparative data was provided by Lipper. The Directors were provided with a description of the methodology used by Lipper to select the mutual funds in each Fund’s Peer Group and Universe. With respect to comparable accounts managed by Arrowpoint, the Directors noted that Arrowpoint did not currently manage any funds comparable to the Funds that would provide an appropriate fee comparison.

For each Fund, the Directors concluded that the contractual investment advisory fee rates to be paid by each Fund and the total expense ratio were at acceptable levels in light of the quality of services provided to the Fund. The Directors noted that the voluntary expense reimbursements applicable to Meridian Equity Income Fund would be maintained, but, as is currently the case, could be changed or terminated at any time by Arrowpoint given that this is a voluntary commitment.

Fund Performance

The Directors reviewed detailed performance information for each Fund at various Board meetings during the year in addition to the additional performance information that they reviewed and evaluated in connection with the Transaction. The Directors considered the performance results for each of the Funds over multiple measurement periods. They also considered these results in comparison to the performance results of each Fund’s Peer Group and Universe, as well as to each Fund’s benchmark index. The Board also noted certain risk-adjusted performance data.

The Directors also reviewed and evaluated information and data regarding the investment performance record of Arrowpoint and the performance of the Janus Triton Fund, which, as noted above was managed by Messrs. Schaub and Meade prior to their joining Arrowpoint earlier in 2013. In this regard, the Directors reviewed a comparison of the characteristics, including investment objectives and strategies, of the Meridian Growth Fund and the Janus Triton Fund and concluded that, on balance, this was a relevant comparison. The Directors also considered how the Fund would be managed by Arrowpoint after the Closing.

The Directors recognized that for each Fund, it is not possible to predict with certainty what effect, if any, consummation of the Transaction will have on the future performance of the Funds, noting in particular that past investment performance is no assurance of future results.

Costs of Services to be Provided and Profitability

The Board noted its review of the Current Adviser’s costs and profitability during its most recent review and approval of the Current Management Agreement. The Board also reviewed information provided to them by Arrowpoint that described the anticipated effect that the Transaction would have on profitability. In this regard, the Board considered Arrowpoint’s representations that it intended to invest significantly in the systems, processes and related infrastructure supporting the management of the Funds and noted Arrowpoint’s representation that, as a result, Arrowpoint expected its projected level of profitability to be lower than that of the Current Adviser. The Board acknowledged that any projection regarding Arrowpoint’s profitability would depend on many factors and assumptions and therefore was speculative. The Board noted that it would have on-going opportunities to assess Arrowpoint’s profitability in the future based on actual results.

In considering the costs of services to be provided by Arrowpoint under the Proposed Management Agreement from its relationship with the Funds, the Directors considered, among other things, that there would be no increase in fee rates under the Proposed Management Agreement.

Economies of Scale

The Directors received and evaluated information regarding the potential to realize economies of scale with respect to management of the Funds, whether the Funds would appropriately benefit from any economies of scale and whether there was any potential for realization of further economies of scale in connection with the Transaction. The Directors noted that the current and proposed investment advisory fee rates for the Meridian Growth Fund and the Meridian Equity Income Fund contain breakpoints that reduce the fee rate on assets above specified levels and that those breakpoints would be retained under the Proposed Management Agreement. The Directors also recognized that the Funds may benefit from certain economies of scale over time, based on potential opportunities for enhanced distribution, synergies with Arrowpoint’s existing operations and other improvements to Fund operations, including further automating certain trading and compliance monitoring functions. The Directors noted that they expect to continue to consider economies of scale from time-to-time following the Closing and thus be in a position to evaluate any additional economies of scale.

The Directors acknowledged the inherent limitations of any analysis of an investment adviser’s economies of scale, stemming largely from the Directors’ understanding that economies of scale are generally realized, if at all, by an investment adviser across a variety of products and services, not just with respect to a single fund or a limited number of funds.

Other Benefits to Arrowpoint

The Directors received and reviewed information regarding any expected “fall-out” or ancillary benefits to be received by Arrowpoint and its affiliates as a result of their relationships with the Funds.

Among other things, the Directors noted that Arrowpoint would benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Directors also noted that a broker-dealer affiliate of Arrowpoint was expected to be proposed to be the principal underwriter of the Funds and, if engaged by the Funds, could, in the future, retain a portion of the distribution-related fees from the

Funds. The Directors noted that Arrowpoint has indicated that it intends to propose new share classes of the Funds to facilitate expanded distribution opportunities in the future and that certain of these share classes could include Rule 12b-1 and/or other shareholder servicing arrangements. The Directors considered, however, that existing shareholders would continue to enjoy the current fee rates with respect to existing investments in the Funds, as well as additional investments made to their existing accounts and noted that the Board would have an opportunity to review and approve any proposed new share classes, including the impact on the Fund as a whole, prior to launching any such classes. The Directors also considered that Arrowpoint may derive reputational benefits from their association with the Funds.

Summary

After an evaluation of the above-described factors and based on its deliberations and analysis of the information provided and alternatives considered, the entire Board, including all of the Independent Directors, concluded that approval of the Proposed Management Agreement was in the best interests of each of the Funds and its shareholders. Accordingly, the Board unanimously approved the Proposed Management Agreements and recommends that shareholders of each Fund vote FOR approval of the Proposed Management Agreement.

Section 15(f)

Arrowpoint has represented that it has agreed to take certain actions to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive “safe harbor” for an investment adviser or any affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser as long as two conditions are met. First, for a period of three years after the change of control, at least 75% of the directors of the Corporation must not be “interested persons” of Arrowpoint as defined in the 1940 Act. As of the date of this Proxy Statement, more than 75% of the Board is comprised of Independent Directors. Accordingly, the Corporation will initially meet the first condition for compliance with Section 15(f) discussed above. Second, an “unfair burden” must not be imposed on a Fund as a result of the Closing or any express or implied terms, conditions, or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the Closing whereby an investment adviser or any interested person of any such adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). The Board has been advised that Arrowpoint, after due inquiry, does not believe that there will be, and is not aware of, any express or implied term, condition, arrangement, or understanding that would impose an “unfair burden” on the Funds as a result of the change of control of the

Current Adviser. Arrowpoint and the Current Adviser have agreed to share the expenses related to obtaining the approvals of the Funds related to the Closing, including proxy solicitation, printing, mailing, vote tabulation, and other proxy soliciting expenses, legal fees, and out-of-pocket expenses. As noted above, the Board considered the representations of Arrowpoint regarding compliance with the requirements of Section 15(f) as a factor in determining to approve the Proposed Management Agreement and recommending that shareholders of each Fund vote FOR the approval of the Proposed Management Agreement.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE FUNDS VOTE FOR THE APPROVAL OF THE PROPOSED MANAGEMENT AGREEMENT.

PROPOSAL 2 — AMENDMENT OF EACH FUND’S FUNDAMENTAL INVESTMENT RESTRICTIONS WITH RESPECT TO ISSUER DIVERSIFICATION REQUIREMENTS

The Board recommends that shareholders of each Fund approve a change to each Fund’s fundamental investment restrictions relating to issuer diversification requirements.

The current issuer diversification restrictions applicable to each Fund would be deleted from the Funds’ fundamental investment restrictions and replaced with the proposed fundamental investment restriction, as shown below:

Covered Funds	Current Fundamental Investment Restrictions Proposed to be Amended	Proposed New Fundamental Investment Restriction
All Funds

Current Investment Restriction (1)

A Fund may not:

invest more than 25% of the value of its assets in the securities of a single issuer, nor may the remaining 75% of the assets contain any investments in any other single issuer, which, immediately after such purchase, exceed 5% of the value of the assets (except for obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities);

Current Investment Restriction (3)

A Fund may not:

acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer;

A Fund may not:

with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

Under the 1940 Act, a fund that has elected to be classified as a “diversified” investment company (as the Funds have so elected) may not purchase the securities of any one issuer, if at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets would be invested in the securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. The 1940 Act does not apply these limitations to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities.

The Funds’ current fundamental investment restrictions regarding issuer diversification are more restrictive than required under the 1940 Act primarily because the Current Investment Restriction (3) applies to 100% of each Fund’s assets, and also applies to both voting and non-voting securities of an issuer. This Proposal would amend each Fund’s current fundamental investment restrictions to be more consistent with the applicable provisions of the 1940 Act, as described above, which would permit each Fund to apply the 5% and 10% limitations to only 75% of its total assets, apply the 10% limitation to voting securities only as opposed to all securities of any one issuer, and remove any restrictions on the remaining 25% of total Fund assets that are not subject to the 5% and 10% limitations.

Effects of Amending the Restrictions relating to Diversification

The proposed amendments will provide Arrowpoint with incrementally greater flexibility in seeking to achieve each Fund’s investment objective. These changes, which would permit a Fund to take somewhat larger positions (both as a percentage of a Fund’s assets and as a percentage of the issuer’s securities) in certain portfolio securities than is currently the case, are not expected to have a material impact on a Fund’s investment practices or management. The Funds would each continue to be classified as a “diversified” investment company under the 1940 Act, but would have incrementally greater flexibility with respect to the composition of its portfolio. If a Fund were to invest in the securities of a single issuer to a greater extent than is currently the case, the Fund would be subject, to a greater degree, to the risks associated with investing in a single issuer, including that the Fund’s performance may be more susceptible to, or disproportionately affected by, adverse market or economic events impacting a single issuer. However, as indicated above, each Fund would continue to be classified as a “diversified” investment company under the 1940 Act.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE FUNDS VOTE FOR THE AMENDMENT OF THE FUNDAMENTAL INVESTMENT RESTRICTIONS IN THIS PROPOSAL 2.

PROPOSAL 3 — AMENDMENT OF EACH FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO ENTERING INTO REPURCHASE AGREEMENTS AND MAKING LOANS

The Board recommends that shareholders of each Fund approve a change to each Fund’s fundamental investment restriction relating to repurchase agreements and making loans.

The current restriction applicable to each Fund would be deleted from the Funds’ fundamental investment restrictions and replaced with the proposed fundamental investment restriction, as shown below:

Covered Funds	Current Fundamental Investment Restriction Proposed to be Amended	Proposed New Fundamental Investment Restriction
All Funds

A Fund may not:

enter into repurchase agreements or make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of debt securities, including the purchase of bank obligations such as certificates of deposit and bankers’ acceptances, and (ii) lending portfolio securities with a value not in excess of 10% of total assets at the time of the loan;

A Fund may not: make loans, except as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

Under the 1940 Act, a fund’s policy related to making loans to other persons must be fundamental, which means it may only be changed subject to the approval of shareholders. The 1940 Act does not prohibit a fund from entering into repurchase agreements. Subject to applicable limitations, funds may engage in lending activities, including making cash loans directly and entering into securities lending arrangements (collectively referred to as “loans” or “lending activities”), and may enter into repurchase agreements.

The Funds’ current investment restriction with respect to lending activities and entering into repurchase agreements is more restrictive than that permitted under the 1940 Act because it prohibits a Fund from making loans, except that a Fund may lend portfolio securities with a value not in excess of 10% of its total assets, and entering into repurchase agreements. The proposed fundamental investment restriction, rather than prohibiting loans, would permit the Funds to engage in lending activities to the extent permitted under the 1940 Act and certain guidance by the SEC and its staff, which currently prohibits a fund from lending (including lending its portfolio securities) more than one-third of its total assets, except through the use of repurchase agreements and certain other instruments. In addition to permitting the Funds to lend more than 10% of a Fund’s total assets, the amended policy would permit the Funds to enter into repurchase agreements, which are used as a common investment strategy and cash management tool. The amended policy would automatically conform each Fund’s policy with respect to lending activities more closely to statutory and regulatory requirements, as they exist from time to time, without incurring the time and expense of obtaining shareholder approval to change the policy in the future.

Effects of Amending the Restriction Relating to Repurchase Agreements and Making Loans

This Proposal, if approved by shareholders, would provide increased flexibility that could assist Arrowpoint, in the future, in seeking to achieve a Fund’s investment objective, including through fees or other income the Fund receives as compensation for engaging in lending activities or entering into repurchase agreements. Because Arrowpoint has represented that it has no present intention to engage in lending activities or enter into repurchase agreements, the proposed amendment to the current fundamental investment restriction with respect to lending activities and entering into repurchase agreements is not expected to have a material impact on a Fund’s current investment practices or management. Therefore, the Board and Arrowpoint do not anticipate that amending the current restriction will result in additional material risk to any Fund at this time. To the extent Arrowpoint engages in lending activities or enters into repurchase agreements in the future, a Fund would be subject to the risks associated with such transactions, including, among others, the risk that the counterparty to a loan (including a loan of portfolio securities) or a repurchase agreement may default on or otherwise become unable to perform its obligations under the lending arrangement or agreement. If such an event occurs, the Fund could face delays in recovering securities loaned or the loss of rights in the collateral should the counterparty become insolvent and may incur losses.

Any use of investment practices and techniques implemented pursuant to this Proposal 3 will be first subject to approval by the Board and, as necessary, the Funds’ disclosures to shareholders will be updated to reflect any use of such practices and techniques, including appropriate prospectus disclosure regarding a Fund’s ability to engage in securities lending beyond the current 10% limitation and a Fund’s anticipated use of repurchase agreements.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE FUNDS VOTE FOR THE AMENDMENT OF THE FUNDAMENTAL INVESTMENT RESTRICTION IN THIS PROPOSAL 3.

PROPOSAL 4 — AMENDMENT OF EACH FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO SHORT SALES OF SECURITIES

The Board recommends that shareholders of each Fund approve a change to each Fund’s fundamental investment restriction relating to short sales of securities.

The current restriction applicable to each Fund would be deleted from the Funds’ fundamental investment restrictions and replaced with the proposed non-fundamental investment restriction, as shown below:

Covered Funds	Current Fundamental Investment Restriction Proposed to be Amended	Proposed New Non-Fundamental Investment Restriction
All Funds	A Fund may not: make short sales of securities;	A Fund may engage in short sales, which involves selling a security that the Fund borrows and does not own. The Board may impose limits on a Fund’s investments in short sales, as described in the Fund’s Prospectus. Transactions in futures, options, swaps, and forward contracts not involving short sales are not deemed to constitute selling securities short.

The 1940 Act does not (i) require a fund’s investment policy with respect to short sales to be fundamental or (ii) prohibit a fund from engaging in short sales. The 1940 Act generally allows investment companies to effect short sales of securities provided that such transactions do not contravene SEC rules or regulations. The Funds’ current investment restriction with respect to short sales is fundamental and prohibits a Fund from effecting short sales.

It is proposed that the new policy be non-fundamental, which will allow the Board to make future changes to this policy without shareholder approval if the Board deems such changes to be in the best interests of Fund shareholders. To the extent Arrowpoint effects such transactions in the future, it intends to do so in accordance with the 1940 Act and applicable SEC pronouncements, which currently require, among other things, a fund to “cover” such short sales by segregating and marking to market daily liquid securities equal to the Fund’s potential obligation or economic exposure under the instruments.

Effects of Amending the Restriction Relating to Short Sales

This Proposal, if approved by shareholders, would provide increased flexibility that could assist Arrowpoint, in the future, in seeking to achieve a Fund’s investment objective. Because Arrowpoint has represented that it has no present intention to utilize short sales or change any Fund’s current investment strategies regarding short sales, the proposed change to the fundamental investment restriction with respect to short sales is not expected to have a material impact on a Fund’s current investment practices or management. Therefore, the Board and Arrowpoint do not anticipate that amending the current restriction will result in additional material risk to any Fund at this time. To the extent Arrowpoint engages in short sales in the future, a Fund would be subject to the risks associated with such transactions, including, among others, the risk that the price of a security may increase during the period of the short sale and the date when the Fund replaces the borrowed security and the risk that the third-party to the short sale may fail to honor its contract terms. If such an event occurs, the Fund may incur losses, including losses that may be greater than the actual cost of the investment.

Any use of investment practices and techniques implemented pursuant to this Proposal 4 will be first subject to approval by the Board and, as necessary, the Funds’ disclosures to shareholders will be updated to reflect any use of such practices and techniques. If the change is approved, any future changes to the non-fundamental investment restriction may be approved by the Board without shareholder approval.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE FUNDS VOTE FOR THE AMENDMENT OF THE FUNDAMENTAL INVESTMENT RESTRICTION IN THIS PROPOSAL 4.

PROPOSAL 5 — ELIMINATION OF EACH FUND’S FUNDAMENTAL INVESTMENT RESTRICTION WITH RESPECT TO PURCHASING AND WRITING PUT AND CALL OPTIONS

The Board recommends that shareholders of each Fund approve a change to each Fund’s fundamental investment restriction regarding purchasing and writing put and call options.

The current fundamental investment restriction applicable to each Fund would be deleted from the Funds’ fundamental investment restrictions, as shown below:

Covered Funds	Current Fundamental Investment Restriction Proposed to be Amended	Proposed New Investment Restriction
All Funds	A Fund may not: purchase or write put or call options;	It is proposed that this restriction be eliminated.

Under the Funds’ current fundamental investment restriction, as set forth above, the Funds may not purchase or write put or call options. The 1940 Act does not prohibit a fund from purchasing or writing put or call options. It is proposed that this investment restriction be eliminated, which would permit the Funds to purchase or write put or call options to the extent and in the manner described below.

Effects of Eliminating the Restriction Relating to Purchasing and Writing Put and Call Options

This Proposal, if approved by shareholders, would provide increased flexibility that could assist Arrowpoint, in the future, in seeking to achieve a Fund’s investment objective, including by seeking fee income and/or engaging in hedging strategies. Because Arrowpoint has represented that it has no present intention of changing any Fund’s current investment strategies to include purchasing or writing put or call options, the proposed elimination of the fundamental investment restriction with respect to options is not expected to have a material impact on a Fund’s current investment practices or management. Therefore, the Board and Arrowpoint do not anticipate that eliminating the current restriction will result in additional material risk to any Fund at this time. The value of an option depends on, or is derived from, the value of an underlying security, asset or other reference. Options involve risks different from, and possibly greater than, investing directly in the underlying security, asset or other reference. To the extent Arrowpoint purchases or writes put or call options in the future, and depending in part on whether such options are used for hedging purposes and/or to enhance return, a Fund would be subject to the risks associated with such transactions, including, among others, the risk that the counterparty to an option may not perform or may be unable to perform in accordance with the terms of the instrument, the potential that, at times, there may not be a liquid secondary market for the options, and the risk of imperfect correlation between any movement in the price or value of options and their underlying security, asset or other reference. The Fund may incur losses as a result of such an event or if, among other things, the Fund is required to purchase the underlying asset at a disadvantageous price. Options also may involve a small initial investment relative to the risk assumed, which could result in losses that are greater than the amount originally invested.

Any use of investment practices and techniques implemented pursuant to this Proposal 5 will be first subject to approval by the Board and, as necessary, the Funds’ disclosures to shareholders will be updated to reflect any use of such practices and techniques.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH OF THE FUNDS VOTE FOR THE ELIMINATION OF THE FUNDAMENTAL INVESTMENT RESTRICTION IN THIS PROPOSAL 5.

OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Corporation and each Fund, as applicable.

PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

Proxy Solicitation

If you properly authorize your proxy through the Internet or telephonically, or by executing and returning the enclosed proxy card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed proxy card without instructions, your votes will be cast FOR the approval of the Proposed Management Agreement between Arrowpoint and the Corporation (Proposal 1) and FOR proposals to change certain of the Funds’ current fundamental investment restrictions (Proposals 2 through 5). Your votes will be cast in the discretion of the proxy holders on any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on the adjournment of the Meeting with respect to one or more Proposals in the event that a quorum is not obtained and/or sufficient votes in favor of one or more Proposals are not received. Shareholders of each Fund will vote separately on each Proposal. The effectiveness of Proposal 1 for a Fund is contingent on the approval of the same Proposal by each other Fund (unless the contingency is waived by Arrowpoint, the Current Adviser and the Board), but is not contingent on the approval of any other Proposal by the Fund or other Funds. If Proposal 1 is not approved with respect to one or more Funds, the Current Management Agreement would initially continue for all Funds, unless Arrowpoint, the Current Adviser and the Board separately agree to proceed to Closing, in which case the Current Management Agreement would automatically terminate with respect to each Fund. In that event, the Board would then consider various alternatives, including, among other options, again seeking shareholder approval of the Proposed Management Agreement or of a different agreement. If any of Proposals 2 through 5 are approved by shareholders of one Fund and the same Proposal is not approved by shareholders of another Fund, it is expected that the Proposal will be implemented for the Fund that approved the Proposal and will not be implemented for any Fund that did not approve the Proposal. However, in this circumstance, the Board may determine not to implement one of these Proposals with respect to any Fund unless that Proposal has been approved by shareholders of all Funds.

Revocation of Proxies

If you sign, date and submit a proxy card in respect of a Fund, you may revoke that proxy or change it by written notice to the Corporation, by submitting a subsequently executed and dated proxy card, by authorizing your proxy by telephone or Internet at a later date, or by attending the Meeting and casting your vote in person, or as otherwise permitted. Attending the Meeting in person will not automatically revoke your prior proxy; you would need to take specific action to revoke your proxy at, or in advance of, the Meeting.

Quorum and Methods of Tabulation

Votes cast by proxy or in person at the Meeting will be tabulated by the inspectors of election appointed for the Meeting. The inspectors of election will determine whether or not a quorum is present at the Meeting. A quorum of shareholders of each Fund is required to take action at the Meeting on each Proposal for that Fund. For each Proposal, a majority of each Fund’s shares outstanding and entitled to vote, present in person or by proxy, constitutes a quorum for such Fund.

In the event that a quorum of shareholders of a Fund is not present at the Meeting or, even if such a quorum is present, in the event that sufficient votes in favor of a Proposal are not received and tabulated prior to the time the Meeting is called to order, the Meeting may be adjourned for a reasonable time after the date originally set for the Meeting with respect to one or more Funds by the vote of a majority of the shares represented at the Meeting, either in person or by proxy, and further solicitations may be made.

Any Proposal for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other Proposal. In certain circumstances, the Corporation may request that brokers and nominee entities, in their discretion, withhold or withdraw submission of “broker non-votes” (i.e., shares held of record by a financial intermediary, such as a broker, or nominee, typically in “street name,” as to which proxies have been returned but (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) in order to avoid the need for solicitation of additional votes in favor of the Proposal.

Record Date and Shareholders Entitled to Vote

The close of business on June 18, 2013 has been fixed as the record date (the “Record Date”). Shareholders of record of the Funds at the close of business on the Record Date are entitled to notice of, and to vote on, the Proposals at the Meeting and any adjournment thereof.

As of the Record Date, the number of shares of each Fund that were issued and outstanding were as follows: 2,332,738 shares for the Meridian Equity Income Fund; 47,921,325 shares for the Meridian Growth Fund; and 19,049,904 shares for the Meridian Value Fund. Shareholders of the Funds are entitled to one vote for each share and a proportionate fractional vote for each fractional share outstanding on the Record Date.

Required Vote

Approval of the Proposed Management Agreement between Arrowpoint and the Corporation (Proposal 1) and the proposals to change certain of the Funds’ current fundamental investment restrictions (Proposals 2 through 5) each require the affirmative vote of a “majority of the outstanding voting securities” of a Fund, which for this purpose means the affirmative vote by the lesser of: (i) more than 50% of the outstanding voting shares of such Fund or (ii) 67% or more of the outstanding voting shares of such Fund present at the Meeting if more than 50% of the outstanding voting shares of such Fund are present at the Meeting in person or represented by proxy.

Effect of Abstentions and Broker Non-Votes

For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. However, where permitted in accordance with applicable regulatory requirements, an abstention or broker non-vote will be counted for purposes of attaining a quorum and, accordingly, abstentions and broker non-votes would have the same effect as a vote against a Proposal.

Shareholder Proposals

The Corporation is not required to hold annual shareholder meetings and currently does not intend to hold shareholder meetings unless shareholder action is required in accordance with the 1940 Act. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted in a reasonable time before a proxy statement for that meeting is printed and mailed. Any such shareholder proposals should be submitted, in writing to: Secretary of Meridian Fund, Inc., 60 E. Sir Francis Drake Blvd., Wood Island, Suite 306, Larkspur, CA 94939. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

OTHER INFORMATION

This section provides certain information about the Corporation, including information about the Current Adviser, administrator, and the identity of persons holding more than 5% of the outstanding shares of any Fund.

The Corporation is an open-end, management investment company that was established under the laws of the State of Maryland on March 5, 1984. The Corporation currently offers three portfolios or funds. The address of the Corporation is 60 E. Sir Francis Drake Blvd., Wood Island, Suite 306, Larkspur, CA 94939.

Current Service Providers

Current Adviser. Aster Investment Management Co., Inc. serves as investment adviser to the Funds. The Current Adviser is located at 60 E. Sir Francis Drake Blvd., Wood Island, Suite 306, Larkspur, CA 94939. The Current Adviser is a registered investment adviser initially incorporated in 1977 and currently organized as a Subchapter S corporation. Just prior to his death, Richard F. Aster, Jr. owned approximately 96% of the Current Adviser and as a result was deemed to be “in control” of the Current Adviser. In connection with his death, Mr. Aster’s ownership interest in the Current Adviser, among other assets, was transferred to the Trust. First Republic, as a co-trustee of the Trust, has sole authority, without limitation, to make all decisions regarding the Trust’s ownership interest in the Current Adviser, as well as the administration, management and operations of the Current Adviser, on behalf of the Trust.

Administrative Services Provider. BNY Mellon Investment Servicing (US) Inc., located at 760 Moore Road, King of Prussia, PA 19406, provides administration assistance services to the Funds.

Significant Shareholders

As of the Record Date, the Directors and officers of the Corporation, in the aggregate, owned less than 1% of the outstanding shares of each of the Meridian Growth Fund and the Meridian Value Fund, and in the aggregate, owned 2.1% of the outstanding shares of the Meridian Equity Income Fund. No Director or officer individually owned more than 1% of the Meridian Equity Income Fund, except as set forth below:

Fund	Name of Director/ Officer	Number of Shares Owned	Percentage of Fund Owned
Meridian Equity Income Fund	James B. Glavin	30,123	1.29

The persons listed in the tables below are deemed to be control persons or principal owners of the Funds, as defined in the 1940 Act. Control persons own of record or beneficially 25% or more of a Fund’s outstanding securities and are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders. The effect of such control may be to reduce the ability of other shareholders of the Funds to take actions requiring the affirmative vote of holders of a plurality or majority of a Fund’s shares without the approval of the controlling shareholder. Principal holders own of record or beneficially 5% or more of a Fund’s outstanding voting securities.

As of the Record Date and as set forth below, the following persons were known to own, beneficially or of record, 5% or more of a Fund’s outstanding shares:

Fund	Name and Address	Number of Shares Owned	Percentage of Fund Owned
Meridian Equity Income Fund	Herbert C. Kay and First Republic Trust Company TTEES Richard F. Aster Jr. Trust U/A DTD 09/20/2005 60 Sausalito Circle E Manhattan Beach, CA 90266-7253	1,708,754.315	73.25

Meridian Growth Fund	National Financial Services Corp. FEBO Our Customers One World Financial Center 200 Liberty St. New York, NY 10281-1003	14,534,804.002	30.33

	Charles Schwab Reinvest Account 101 Montgomery St San Francisco, CA 94101-4122	8,955,169.409	18.69

	Pershing LLC Mutual Fund Trading One Pershing Plaza 14th Floor Jersey City, NJ 07399-2000	3,819,707.118	7.97

	TD Ameritrade Inc For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226	3,088,511.135	6.45

Fund	Name and Address	Number of Shares Owned	Percentage of Fund Owned

Meridian Value Fund	National Financial Services Corp For Exclusive Benefit of Our Customers Church Street Station PO Box 3908 New York, NY 10008-3908	3,724,043.611	19.55

	Charles Schwab Reinvest Account 211 Main Street San Francisco, CA 94105	3,590,502.769	18.85

	TD Ameritrade Inc. For the Exclusive Benefit of Our Clients PO Box 2226 Omaha, NE 68103-2226	1,051,595.069	5.52

Expenses and Solicitation Activities

Arrowpoint and the Current Adviser will bear all costs associated with the Meeting, including, but not limited to, the proxy solicitation costs. The Corporation has engaged AST Fund Solutions, LLC (“AST”) to assist in soliciting at an estimated cost of between $165,000 and $225,000. Proxies may be solicited in person, by mail or telephone or via the Internet by employees or officers of the Corporation, the Current Adviser, AST, or BNY Mellon Investment Servicing (US) Inc., the Funds’ transfer agent.

AST will also be providing additional services, including tabulation services. Among other things, AST will be: (i) required to maintain the confidentiality of all shareholder information and (ii) prohibited from selling or otherwise disclosing shareholder information to any third party.

APPENDIX A

AMOUNTS PAID BY EACH FUND TO THE CURRENT ADVISER AND AFFILIATES

The following table indicates amounts paid by each Fund to the Current Adviser and fees waived by the Current Adviser during the Funds’ fiscal year ended June 30, 2012. The Funds paid no fees to an affiliate of the Current Adviser during the Funds’ fiscal year ended June 30, 2012.

Fund	Advisory Fees	Fees Waived by the Current Adviser
Meridian Equity Income Fund	$303,946	$52,027
Meridian Growth Fund	$18,808,464	$0
Meridian Value Fund	$7,352,597	$0

A-1

APPENDIX B

FORM OF INVESTMENT MANAGEMENT AGREEMENT AND SERVICE AGREEMENT

THIS AGREEMENT is entered into this [    ] day of [    ] 2013, by and between Arrowpoint Asset Management, LLC (the “Investment Manager”) and Meridian Fund, Inc., a series investment company (the “Company”).

1.	APPOINTMENT AND ACCEPTANCE OF APPOINTMENT OF THE INVESTMENT MANAGER

Subject to the express provision and limitations set forth in the Company’s Articles of Incorporation, Bylaws, Form N-1A Registration Statement under the Investment Company Act of 1940, as amended (the “1940 Act”) and the Securities Act of 1933, as amended (the “1933 Act”), and prospectus as in use from time to time, as well as to the factors affecting the Company’s status as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, the Company hereby grants to the Investment Manager and the Investment Manager hereby accepts full discretionary authority to manage the investment and reinvestment of the cash and securities in the accounts of the Company for the Meridian Equity Income Fund, the Meridian Growth Fund and the Meridian Value Fund series. For all purposes hereunder, unless the context shall otherwise require, the references to “Portfolio” or “Portfolios” in the Agreement shall refer, individually and collectively, to the Meridian Equity Income Fund, the Meridian Growth Fund and the Meridian Value Fund, the assets of which are presently held by the Bank of New York Mellon (the “Custodian”), the proceeds thereof, and any additions thereto, in the Investment Manager’s discretion. In its duties hereunder, the Investment Manager shall further be bound by any and all determinations by the Board of Directors of the Company relating to investment policy, which determinations shall in writing be communicated to the Investment Manager. The Investment Manager shall, for all purposes herein, be deemed an independent contractor of the Company.

2.	POWERS OF THE INVESTMENT MANAGER

(a) The Investment Manager is empowered, through any of its officers or employees

(i) to invest and reinvest in equity securities, debt securities and other obligations of every description issued or incurred by governmental bodies, corporations, mutual funds, trusts, associations or firms, in money market instruments, and in loans and deposits at interest on call or on time, whether or not secured by collateral;

(ii) to buy, sell, and exercise warrants and other rights to subscribe for or sell stock or other securities; and

(iii) to take such other action, or direct the Custodian to take such other action, as may be necessary or desirable to carry out the purpose and intent of the foregoing.

(b) The Investment Manager is not empowered to have custody or possession of, or have authority to obtain custody or possession of securities or funds of the Company.

(c) The Investment Manager will report to the Board at each regular meeting thereof all material changes in the Portfolios since the prior report, and will also keep the Board informed of important developments affecting the Company, the Portfolios and the Investment Manager, and on its own initiative will furnish the Board from time to time with such information as the Investment Manager may believe appropriate, whether concerning the individual companies whose securities are held by the Portfolios, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Portfolios maintain investments. The Investment Manager will also furnish the Board with such statistical and analytical information with respect to securities in the Portfolios as the Investment Manager may believe appropriate or as the Board reasonably may request.

3.	EXECUTION OF PORTFOLIO TRANSACTIONS

(a) In connection with the performance of its services hereunder, the Investment Manager is responsible for opening accounts with brokers, dealers and futures commission merchants (“broker-dealers”), selecting brokers, dealers and futures commission merchants to effect all transactions for the Portfolios, placing all necessary orders with broker-dealers or issuers (including affiliated broker-dealers), and negotiating commissions, if applicable. To the extent consistent with applicable law and the investment objectives of the Portfolios, the Investment Manager may purchase or sell orders for the Portfolios with contemporaneous purchase or sell orders of other clients of the Investment Manager and its affiliates. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Investment Manager in the manner the Investment Manager considers to be the most equitable and consistent with its fiduciary obligations to the Portfolios and to other clients. The Investment Manager will seek to obtain best execution of transactions for the Portfolios at prices which are advantageous to the Portfolios and at commission rates that are reasonable in relation to the benefits received. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934, the Investment Manager may pay a broker-dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged for effecting such transaction if the Investment Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker-dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Investment Manager has with respect to the Portfolio, as well as to other accounts over which the Investment Manager exercises investment discretion. Not all such services or products need be used by the Investment Manager in managing the Portfolios.

(b) The Company understands and agrees:

(i) that the Investment Manager performs investment management services for various clients and the Investment Manager may take action with respect to any of its other clients which may differ from action taken or from the timing or nature of action taken with respect to the Portfolio, so long as it is the Investment Manager’s policy, to the extent practical, to allocate investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients;

(ii) that the Investment Manager shall have no obligation to purchase or sell for the Portfolio any security or other assets which the Investment Manager or its officers or employees, may purchase or sell for its or their own accounts or the account of any other client, if in the opinion of the Investment Manager such transaction or investment appears unsuitable, impractical or undesirable for the Portfolio; and

(iii) that on occasions when the Investment Manager deems the purchase or sale of a security or other asset to be in the best interests of the Company as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased when the Investment Manager believes that to do so will be in the best interests of the Company. Allocation, in such event, of the securities or other assets so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Investment Manager in the manner the Investment Manager considers to be the most equitable and consistent with its fiduciary obligations to the Company and to such other clients.

4.	ALLOCATION OF EXPENSES OF THE COMPANY

(a) The Company is responsible for payment of ordinary operating expenses, including but not limited to: (i) brokerage and commission expenses; (ii) Federal, state or local taxes, incurred by, or levied on, the Company; (iii) interest charges on borrowings, (iv) charges and expenses of the Company’s custodian, stock transfer and dividend disbursing agents; (v) cost of the designing, printing and mailing of reports, proxy statements and notices to stockholders; (vi) cost of the printing and distributing of the prospectuses of the Company and supplements thereto to the Company’s stockholders; (vii) expenses of the issuance and redemption of the shares of the Company (including stock certificates, securities registration and qualification fees and expenses); (viii) legal, auditing and regulatory compliance expenses; (ix) compensation, fees and expenses paid to Company directors unaffiliated with the Investment Manager; (x) association dues; (xi) cost of stationery and forms prepared exclusively for the Company; and

(xii) payment of all investment management or advisory fees, including fees and expenses payable under Section 5 hereof and Appendix A hereto.

(b) The Investment Manager shall pay for all costs of organizing the Company.

(c) The Investment Manager shall provide persons to perform executive, administrative, clerical and bookkeeping functions of the Company, as specified by the Board of Directors of the Company.

(d) The Company is responsible for payment of any extraordinary expenses incurred. A good faith determination of what constitutes an extraordinary expense shall be made by the Board of Directors of the Company, which good faith determination shall include the affirmative vote of all non-interested directors of the Company.

5.	COMPENSATION OF THE INVESTMENT MANAGER

(a) In consideration of the services performed by the Investment Manager hereunder, the Company will pay or cause to be paid to the Investment Manager, as they become due and payable, management fees determined in accordance with the attached schedule of fees (Appendix A) for each Portfolio. In the event of termination any management fees paid in advance pursuant to such fee schedule will be prorated as of the date of termination and the unearned portion thereof will be returned to the Company.

(b) The net asset value of the Company used in fee calculations shall be determined in the manner set forth in the Articles of Incorporation, By-laws and Prospectus of the Company after the close of the New York Stock Exchange on each business day on which the New York Stock Exchange is open.

(c) The Company hereby authorizes the Investment Manager to charge the Portfolio for the full amount of fees as they become due and payable pursuant to the attached schedule of fees; provided, however, that a copy of a fee statement covering said payment shall be sent to the Custodian and to the Company.

6.	SERVICE TO OTHER CLIENTS

Nothing contained in this Agreement shall be construed to prohibit the Investment Manager from performing investment advisory, management, distribution or other services for other investment companies and other persons, trusts or companies, or to prohibit affiliates of the Investment Manager from engaging in such business or in other related or unrelated businesses.

7.	INDEMNIFICATION

The Investment Manager shall have no liability to the Company, or its stockholders, for any error of judgment, mistake of law, or for any loss arising out of its obligations to the Company not involving willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder.

8.	DURATION OF AGREEMENT

This Agreement shall become effective with respect to each of the respective Portfolios on such date as it is approved in accordance with the requirements of the 1940 Act, and shall initially continue for one year, and thereafter continue from year to year, provided that the continuation of the Agreement is specifically approved at least annually:

(a) (i) by the Company’s Board of Directors or (ii) by the vote of “a majority of the outstanding voting securities” of the Portfolios (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Company’s Directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Directors of the Company), by votes cast in person at a meeting specifically called for such purpose.

This Agreement, at such time as it is approved in accordance with the requirements of the 1940 Act, shall supersede any and all prior investment management agreements entered into by the Company, including any interim advisory agreements under Rule 15a-4.

9.	TERMINATION

This Agreement may be terminated at any time, without payment of any penalty, by the Board of Directors of the Company or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Company on sixty (60) day’s written notice to the Investment Manager, or by the Investment Manager on like notice to the Company. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act). This Agreement may also be terminated immediately by the Company or the Investment Manager in the event that the other party (i) breaches a material term of this Agreement or (ii) commits a material violation of any governing law.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate originals by their officers thereunto duly authorized as of the date first above written.

ARROWPOINT ASSET MANAGEMENT, LLC	MERIDIAN FUND, INC.
BY:	BY:
NAME:	NAME:
TITLE:	TITLE:
ATTEST:	ATTEST:

EXHIBITS TO

INVESTMENT MANAGEMENT AGREEMENT AND SERVICE AGREEMENT

SCHEDULE OF FEES

MERIDIAN EQUITY INCOME FUND

The fee for each one-month period from the effective date referred to above shall be the amount obtained by computing the Net Asset Value of the Portfolio as of the close of business on each business day, computing the total of such figures on the last day of each month and multiplying the resultant total Net Asset Value by 1/365 of the applicable annual fee rate indicated below. This fee shall be payable upon receipt of the Fee Statement.

On all sums from $0 through $10 million:	1.00% per Annum
On all sums over $10 million through $30 million:	0.90% per Annum
On all sums over $30 million through $50 million:	0.80% per Annum
On all sums in excess of $50 million:	0.70% per Annum

Dated: [        ], 2013

ARROWPOINT ASSET MANAGEMENT, LLC	MERIDIAN FUND, INC.
BY:	BY:
NAME:	NAME:
TITLE:	TITLE:
ATTEST:	ATTEST:

SCHEDULE OF FEES

MERIDIAN GROWTH FUND

The fee for each one-month period from the effective date referred to above shall be the amount obtained by computing the Net Asset Value of the Portfolio as of the close of business on each business day, computing the total of such figures on the last day of each month and multiplying the resultant total Net Asset Value by 1/365 of the applicable annual fee rate indicated below. This fee shall be payable upon receipt of the Fee Statement.

On all sums from $0 through $50 million:	1.00% per Annum
On all sums in excess of $50 million:	0.75% per Annum

Dated: [        ], 2013

ARROWPOINT ASSET MANAGEMENT, LLC	MERIDIAN FUND, INC.
BY:	BY:
NAME:	NAME:
TITLE:	TITLE:
ATTEST:	ATTEST:

SCHEDULE OF FEES

MERIDIAN VALUE FUND

With respect to the Meridian Value Fund series, the fee for each one-month period from the effective date referred to above shall be the amount obtained by computing the Net Asset Value of the Portfolio as of the close of business on each business day, computing the total of such figures on the last day of each month and multiplying the resultant total Net Asset Value by 1/365 of the applicable annual fee rate indicated below. This fee shall be payable upon receipt of the Fee Statement.

On all sums:	1.00% per Annum

Dated: [        ], 2013

ARROWPOINT ASSET MANAGEMENT, LLC	MERIDIAN FUND, INC.
BY:	BY:
NAME:	NAME:
TITLE:	TITLE:
ATTEST:	ATTEST:

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

FORM OF PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy voting number found below

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-877-864-5052 Monday through Friday 9 a.m. to 10 p.m. Eastern time

VOTING NUMBER

12345678910

[Fund]®

(the “Fund”)

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 28, 2013

The undersigned shareholder of the Fund named below hereby acknowledges receipt of the Notice of Joint Special Meeting and Joint Proxy Statement for the Joint Special Meeting of Shareholders (including any postponements or adjournments thereof, the “Meeting”) to be held at 3:00 p.m. PST, on August 28, 2013, in the auditorium located at 80 E. Sir Francis Drake Blvd., Wood Island, Larkspur, CA 94939, and, revoking any previous proxies, hereby appoints Gregg B. Keeling and Robert L. Ficarro (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Meeting and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. Capitalized terms in this proxy card that are otherwise undefined have the meanings set forth in the Joint Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 28, 2013

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT: www.proxyonline.com/docs/meridianfundinc.pdf

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-877-864-5052. Representatives are available to assist you Monday through

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

[Fund]®

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. Please sign exactly as your name(s) appear(s) on this proxy, and date it. When shares are held jointly, each holder should sign. When signing in a representative capacity, please give title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

The votes entitled to be cast by the undersigned will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the approval of a new investment management agreement between Arrowpoint Asset Management, LLC (“Arrowpoint”) and Meridian Fund, Inc. (the “Corporation”), on behalf of the Fund (Proposal 1) and FOR the proposals to change certain of the Fund’s current fundamental investment restrictions (Proposals 2 through 5). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any procedural matter related to Proposals 1 through 5 or any other matter that may properly come before the Meeting, including, but not limited to, proposing and/or voting on adjournment of the Meeting with respect to the Fund or one or more proposals (including, but not limited to, in the event that sufficient votes in favor of any proposal are not received). THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION. YOUR VOTE IS IMPORTANT. Complete, sign and return this card as soon as possible. Fully shade each circle to vote.

The Board recommends that you vote FOR the approval of the Proposed Management Agreement between Arrowpoint and the Corporation, on behalf of the Fund (Proposal 1) and FOR the proposals to change certain of the Fund’s current fundamental investment restrictions (Proposals 2 through 5).

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: Š

FOR ALL

1. To vote FOR all Proposals for your Fund, mark this box. No other vote is necessary.

FOR AGAINST ABSTAIN

1. Approval of the Proposed Management Agreement between Arrowpoint and the Corporation, on behalf of the Fund. ? ? ?

2. Amendment of the Fund’s fundamental investment restrictions with respect to issuer diversification requirements. ? ? ?

3. Amendment of the Fund’s fundamental investment restriction with respect to entering into repurchase agreements and making loans. ? ? ?

4. Amendment of the Fund’s fundamental investment restriction with respect to short sales of securities. ? ? ?

5. Elimination of the Fund’s fundamental investment restriction with respect to purchasing and writing put and call options. ? ? ?

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]